Gain on Disposal of Subsidiaries and Other Assets, Net	6 Months Ended
Jun. 30, 2026
Business Combination [Abstract]
Gain on Disposal of Subsidiaries and Other Assets, Net

9. Gain on disposal of subsidiaries and other assets, net

On February 28, 2025, the Company disposed of substantially all of the assets in its direct marketing payment processing business line (Paysafe Direct, LLC) to KORT Payments for total consideration consisting of $1,948 cash and up to $50,000 of contingent consideration (the "Disposal"). The contingent consideration is dependent upon the achievement of certain financial performance metrics of the direct marketing payment processing business line. The consideration for financial performance conditions is payable in five earnout payments, each due at the end of the first quarter of the years ended December 31, 2026 to December 31, 2030.

As a result of the Disposal, the Company recognized a gain of $739 during the six months ended June 30, 2025, recorded in "(Gain) / loss on disposal of subsidiaries and other assets, net". The following table summarizes the total consideration received and assets disposed in the prior period:

Cash consideration	$1,948
Contingent consideration (1)	4,138
Total consideration	$6,086
Less: Assets disposed (2)	5,347
Gain on disposal of subsidiary	$739
(1)
The contingent consideration receivable was recognized at fair value on the disposal date using a discounted cash flow methodology (a Level 3 measurement) and is revalued each reporting period. As of June 30, 2026 and December 31, 2025, the contingent consideration receivable was $3,388 and $4,810, respectively. For the three and six months ended June 30, 2026, payments of $807 were received and a fair value gain / (loss) on the contingent consideration receivable of $190 and ($615), respectively, was recognized in "Other (expense) / income, net" (See Note 14).
(2)
Assets disposed include software development costs, property, plant and equipment and goodwill.

In connection with the Disposal, the Company also entered into a Transition Services Agreement (“TSA”) to provide KORT Payments with certain transitional services, including administrative, information technology, risk and compliance, procurement, and other corporate services for a period up to 18 months. The transition service fees earned related to the TSA are not significant.

Following the disposal of the direct marketing payment processing business line, the leased office space in California is no longer being used by the Company and is subleased. A recoverability test was performed on the remaining asset within the asset group and it was determined that the asset was not recoverable. This resulted in an impairment of the right of use asset associated with the office lease, which was determined using a discounted cash flow methodology (a Level 2 measurement). An amount of $638 has been included as part of "Impairment expense on goodwill and other assets" for the six months ended June 30, 2025.